Exhibit 99.1

ARDAGH METAL PACKAGING TO COMBINE WITH GORES HOLDINGS V AND LIST ON NYSE

Combined Company Expected to Have Post-Transaction Enterprise Value of Approximately $8.5 Billion

Business Combination Includes up to $525 Million in Cash from Gores Holdings V and $600 Million Private Placement Led by Top-Tier Investors

Ardagh Group to Retain Approximately 80% Stake in Ardagh Metal Packaging and Receive up to $3.4 Billion in Cash

LUXEMBOURG AND LOS ANGELES — February 23, 2021 — Ardagh Group S.A. (“Ardagh”) (NYSE: ARD), a global supplier of infinitely-recyclable metal beverage and glass packaging for the world’s leading brands, and Gores Holdings V, Inc. (“Gores Holdings V”) (NASDAQ: GRSV, GRSVU and GRSVW), a special purpose acquisition company sponsored by an affiliate of The Gores Group, today announced that they have entered into a definitive business combination agreement under which Gores Holdings V will combine with Ardagh’s metal packaging business that will be held by Ardagh Metal Packaging S.A. (the “Company,” “Ardagh Metal Packaging” or “AMP”) to create an independent public company. The Company intends to apply to list its shares on the New York Stock Exchange (“NYSE”) under the new ticker symbol “AMBP”.

Ardagh will retain an approximately 80% stake in AMP and receive up to $3.4 billion in cash in the transactions. Oliver Graham, CEO of Ardagh Metal Beverage, will be CEO of AMP. Paul Coulson, Chairman and CEO of Ardagh, will serve as Chairman and Shaun Murphy, COO of Ardagh, will serve as Vice Chairman of the Company following the closing of the transaction.

AMP is a global leader in the supply of sustainable and infinitely-recyclable beverage cans. The Company has a leading presence in the Americas and Europe and is the second-largest beverage can producer in Europe and the third-largest in North America and Brazil. As the only pure-play beverage can company, AMP products touch billions of consumers worldwide. The Company believes that strong demand in traditional and new beverage categories coupled with environmentally-conscious end consumers are driving an inflection point in beverage can demand and the Company is well positioned to capitalize on these multifaceted growth opportunities. The Company has a compelling financial profile, with a clear and tangible growth trajectory backed by long-term customer contracts and expects to double Adjusted EBITDA from $545 million in 2020 to over $1.1 billion in 2024.

“Ardagh Metal Packaging is benefiting from long-term megatrends, including sustainability and changing consumer preferences,” said Paul Coulson, Chairman and CEO of Ardagh. “The business has grown significantly since our acquisition of the metal beverage packaging business in 2016 and we have a clear roadmap that we believe will lead us to more than double Adjusted EBITDA by 2024, as we invest in support of our customers’ growth. We are delighted to partner with Gores Holdings V to create a NYSE-listed pure-play beverage can business of scale with impeccable ESG credentials, and we intend to remain a committed, long-term majority shareholder of AMP as it continues its growth journey.”

“Over the past five years, our metal packaging business has grown its position as one of the world’s leading beverage can producers through our agility and foresight in tapping into emerging consumer and market trends,” said Oliver Graham, CEO of AMP. “Our accelerated growth strategy is timely and deepens our connection with our customers as demand for sustainable beverage cans continues to grow.”

Alec Gores, Chairman and CEO of The Gores Group and Chairman of Gores Holdings V, said, “Ardagh Metal Packaging has solidified its position as a clear leader in sustainability. The Company has an entrepreneurial owner-manager culture that has led to a successful transformation underpinned by powerful industry dynamics. With a compelling financial profile and clear trajectory for growth, we believe AMP can continue to lead the charge, and we look forward to partnering with Paul Coulson and the team as they continue to execute a targeted expansion strategy supported by highly visible market demand and a strong track record of disciplined and efficient capital deployment.”

“Sustainability is an important component of our investment strategy, and AMP is a clear leader in this space—environmentally, ecologically and socially,” said Mark Stone, Senior Managing Director of The Gores Group and CEO of Gores Holdings V. “As customers around the world continue to demand sustainable solutions, we believe the Company is strongly positioned to capitalize on the exceptional growth opportunities ahead and we’re thrilled to be partnering with the team to do so.”

Transaction Overview

The combined company is expected to have an enterprise value of approximately $8.5 billion at closing, representing 10.5x AMP’s projected 2022 Adjusted EBITDA. Together with the cash held in Gores Holdings V’s trust account, additional investors have committed to participate in the proposed business combination by purchasing 60 million shares of AMP for an aggregate purchase price of $600 million in a private placement (the “PIPE”) at $10.00 per share. As a first step in the transaction, AMP will raise new debt of approximately $2.65 billion, (approximately $2.3 billion net), representing a multiple of 3.3x of 2021E pro forma Adjusted EBITDA.

Assuming no share redemptions by the public stockholders of Gores Holdings V, approximately $525 million in cash held in Gores Holdings V’s trust account, together with the $600 million in private placement proceeds and approximately $2.3 billion of the new debt raised by AMP, will be used to pay up to $3.4 billion in cash to Ardagh, as well as to pay transaction expenses.

Upon closing of the transactions, assuming no redemptions by Gores Holdings V’s public stockholders, Ardagh will retain an equity interest in the Company of approximately 80%, the PIPE investors in the private placement will hold approximately 10% and Gores Holdings V’s stockholders and its sponsor will hold approximately 10%.

The proposed business combination, which has been unanimously approved by the boards of directors of both Ardagh and Gores Holdings V, is expected to close in the second quarter of 2021, subject to receipt of Gores Holdings V stockholder approval, the satisfaction of the condition to Ardagh’s obligations that it receives at least $3 billion in cash from the transactions and the satisfaction of other customary closing conditions.

Following closing of the business combination, Ardagh currently intends to offer holders of its Class A common shares the opportunity to exchange their Class A common shares for consideration which may include a portion of Ardagh’s holding in AMP. Following any such transaction involving such consideration, Ardagh’s ownership in AMP would decrease to below 80%, with a corresponding increase in the public float of AMP. The timing and terms of any such transaction, if effected at all, has not been determined.

On closing of these transactions, in addition to its holding in AMP, Ardagh will retain 100% ownership of its glass packaging business as well as its 42% stake in Trivium Packaging BV. The cash proceeds from the transactions will be used to reduce net debt at Ardagh.

Additional information about the transactions, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Gores Holdings V and in a report on Form 6-K to be filed by Ardagh with the U.S. Securities and Exchange Commission and available at www.sec.gov.

Advisors

Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC are acting as financial advisors and capital markets advisors to Gores Holdings V and as joint lead placement agents on the PIPE. Weil, Gotshal & Manges, LLP and Loyens & Loeff N.V. are acting as legal advisors to Gores Holdings V.

Citigroup is acting as exclusive financial advisor to Ardagh and is acting as joint lead placement agent on the PIPE. Shearman & Sterling LLP is acting as legal advisor, to Ardagh.

Investor Conference Call Information

Management of Ardagh and Gores Holdings V will host an investor conference call on February 23, 2021 at 9:00 a.m. EST / 6:00 a.m. PST to discuss the proposed business combination. The call can be accessed by dialing +1 (833) 470-1428 (domestic toll-free number) or +1 (404) 975-4839 (international) and providing the access code: 403501.

The conference call will be accompanied by a detailed investor presentation. For interested investors who wish to participate, the conference call and replay details will be available on the “Investors” section of the Ardagh Group website at https://www.ardaghgroup.com/corporate/investors.

About Ardagh Group S.A.

Ardagh is a global supplier of infinitely-recyclable metal and glass packaging for the world’s leading brands. Ardagh operates 56 metal and glass production facilities in 12 countries, employing more than 16,000 people with sales of approximately $7 billion.

About Ardagh Metal Packaging

AMP will hold Ardagh’s metal packaging business, which is a leading supplier of beverage cans globally, with a particular focus on The Americas and Europe. Headquartered, in Luxembourg, the business supplies sustainable and infinitely-recyclable metal packaging to a diversified customer base of leading global, regional and national beverage producers. Ardagh’s metal packaging business operates 23 production facilities in Europe and the Americas, employs approximately 4,900 people and recorded revenues of $3.5 billion in 2020.

About Gores Holdings V, Inc.

Gores Holdings V is a special purpose acquisition company sponsored by an affiliate of The Gores Group for the purpose of effecting a merger, acquisition, or similar business combination. Gores Holdings V completed its initial public offering in August 2020, raising approximately $525 million in cash proceeds. Gores’ strategy is to identify and complete business combinations with market leading companies with strong equity stories that will benefit from the growth capital of the public equity markets and be enhanced by the experience and expertise of Gores’ long history and track record of investing in and operating businesses for over 35 years. To date, Alec Gores and affiliates of The Gores Group have announced and completed six business combinations representing over $27 billion in transaction value. Prior business combinations for special purpose acquisition companies sponsored by affiliates of The Gores Group include: Hostess (Gores Holdings, Inc.), Verra Mobility (Gores Holdings II, Inc.), PAE (Gores Holdings III, Inc.), Luminar (Gores Metropoulos, Inc.), United Wholesale Mortgage (Gores Holdings IV, Inc.), and the pending Matterport transaction (Gores Holdings VI, Inc.).

About The Gores Group LLC

Founded in 1987 by Alec Gores, The Gores Group is a global investment firm focused on partnering with differentiated businesses that can benefit from the firm’s extensive industry knowledge and decades long experience. Gores Holdings V and The Gores Group are separate entities with separate management, although there is overlap in size and industry of target acquisition and personnel involved. For more information, please visit www.gores.com.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed transactions contemplated by the Business Combination Agreement (the “Business Combination”), (i) AMP is expected to file a registration statement on Form F-4 with the SEC that will constitute a prospectus of AMP and include a proxy statement of Gores Holdings V (the “Registration Statement”) and (ii) Gores Holdings V intends to file with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail the proxy statement/prospectus and other relevant documents to its stockholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings V’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of Gores Holdings V are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about Gores Holdings V, AMP and the proposed Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Gores Holdings V or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, Gores Holdings V’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

This press release is not a solicitation of a proxy from any investor or securityholder. Gores Holdings V, Ardagh and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Gores Holdings V’s stockholders in connection with the proposed Business Combination. Information about Gores Holdings V’s directors and executive officers and their ownership of Gores Holdings V’s securities is set forth in Gores Holdings V’s filings with the SEC, and information about Ardagh’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination, including statements regarding the benefits of the proposed Business Combination, the anticipated timing of the proposed Business Combination, the services or products offered by Ardagh or AMP and the markets in which Ardagh or AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores Holdings V’s Ardagh’s or AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings V’s or Ardagh’s securities; (ii) the risk that the proposed Business Combination may not be completed by Gores Holdings V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings V; (iii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the proposed Business Combination by Gores Holdings V’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by Gores Holdings V’s public stockholders; (iv) the effect of the announcement or pendency of the proposed Business Combination on Ardagh’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed Business Combination disrupts current plans of Ardagh or AMP and potential difficulties in Ardagh or AMP employee retention as a result of the proposed Business Combination; (vi) the outcome of any legal proceedings that may be instituted against Gores Holdings V or Ardagh related to the proposed Business Combination; (vii) the ability to maintain, prior to the closing of the proposed Business Combination, the listing of Gores Holdings V’s securities on the NASDAQ, and, following the closing of the proposed Business Combination, AMP’s shares on the NYSE; (viii) the price of Gores Holdings V’s securities prior to the closing of the proposed Business Combination, and AMP’s shares after the closing of the proposed business combination, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed Business Combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the Definitive Proxy Statement, including those under “Risk Factors” therein, and other documents filed by Gores Holdings V, Ardagh or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings V, Ardagh and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Gores Holdings V, Ardagh or AMP gives any assurance that either Gores Holdings V or AMP will achieve its expectations.

Use of Projections

This press release contains certain AMP projected financial information. Such projected financial information is forward-looking and is for illustrative purposes only. It should not be relied upon as being indicative of future results. Neither AMP’s independent auditors, nor the independent registered public accounting firm of Gores Holdings V, have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release. The projected financial information contained in this press release constitutes forward-looking information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

Non-GAAP Financial Measures

Pro forma Adjusted EBITDA is not calculated in accordance with IFRS or U.S. GAAP. Non-GAAP financial measures may be considered in addition to GAAP financial information, but should not be used as substitutes for the corresponding IFRS or U.S. GAAP measures.

No Offer or Solicitation

This press release relates to the proposed Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRIIPs/Prospectus Regulation/IMPORTANT – EEA AND UK RETAIL INVESTORS

The shares of AMP (“AMPSA Shares”) to be issued by AMP in the Business Combination are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this announcement relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the AMPSA Shares or otherwise making them available to retail investors in the EEA or in the UK will be prepared and therefore offering or selling the AMPSA Shares or otherwise making them available to any retail investor in the EEA or in the UK may be unlawful under the PRIIPs Regulation.

Contact Information

For inquiries regarding Ardagh Group, please contact:

Investors

John Sheehan

Ardagh Group

john.sheehan@ardaghgroup.com

Media

Pat Walsh

Murray Group

pwalsh@murraygroup.ie

+353 87 2269345 / +1 646 776 5918

For inquiries regarding The Gores Group and affiliates, please contact:

Jennifer Kwon Chou

The Gores Group

jchou@gores.com

John Christiansen/Cassandra Bujarski/Danya Al-Qattan

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com